First Quarter Earnings Conference Call July 25, 2018 Quarter Ended June 30, 2018

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as "will," "should," "would," and "could" are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters and cyber security; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations, (xxiv) volatility in our stock price. 2

Income Statement Highlights U.S. GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2018 Mar 2018 Jun 2017 Net sales (1) $ 327,616 $ 318,091 $ 273,946 Gross margin (1) $ 94,821 $ 88,128 $ 74,117 Gross margin as a percentage of net sales 28.9% 27.7% 27.1% Selling, general and administrative (1) $ 48,542 $ 47,821 $ 35,631 SG&A as a percentage of net sales 14.8% 15.0% 13.0% Operating income (loss) (1) $ 35,176 $ 21,646 $ 27,607 Net income (loss) (1) $ 35,220 $ 2,280 $ 220,439 Per basic and diluted share data: Net income (loss) per basic share $ 0.61 $ 0.04 $ 4.65 Net income (loss) per diluted share 0.60 0.04 3.82 Weighted avg. shares - basic 57,339 57,025 47,381 Weighted avg. shares - diluted 59,038 59,063 57,731 (1) Quarter ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606, Revenue from Contracts with Customers. 3

Income Statement Highlights Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2018 Mar 2018 Jun 2017 Net sales (1) $ 327,616 $ 318,091 $ 273,946 Adjusted gross margin (1) $ 96,163 $ 89,522 $ 74,427 Adjusted gross margin as a percentage of net sales 29.4% 28.1% 27.2% Adjusted selling, general and administrative (1) $ 42,204 $ 43,752 $ 33,745 Adjusted SG&A as a percentage of net sales 12.9% 13.8% 12.3% Adjusted operating income (loss) (1) $ 43,340 $ 35,450 $ 31,481 Adjusted net income (loss) (1) $ 32,488 $ 26,206 $ 19,075 Adjusted EBITDA (1) $ 56,162 $ 48,543 $ 43,330 Adjusted EBITDA margin as a percentage of net sales 17.1% 15.3% 15.8% Per share data: Adjusted net income (loss) - basic $ 0.57 $ 0.46 $ 0.40 Adjusted net income (loss) - diluted $ 0.55 $ 0.44 $ 0.33 Weighted avg. shares - basic 57,339 57,025 47,381 Weighted avg. shares - diluted 59,038 59,063 57,731 (1) Quarter ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606. 4

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) Net Sales $328 310 $318 290 $302 $307 270 $274 250 230 ) s 210 n o i l l 190 i M ( 170 $ 150 130 110 90 70 50 Jun 2017 (1) (2) Sep 2017 (1) Dec 2017 (1) Mar 2018 (1) Jun 2018 (1) Quarters ended June 2017, September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606. (2) Includes TOKIN revenues beginning April 19, 2017. 5

LTM Operating Income Margins U.S. GAAP (Unaudited) 11.0% 10.0% 9.6% 9.4% 9.0% 9.2% 8.5% 8.0% 7.0% 6.3% 6.0% 5.0% Jun 2017 (1) Sep 2017 (1) Dec 2017 (1) Mar 2018 (1) Jun 2018 6 (1) LTM ended June 2017, September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606.

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 17.0% 16.5% 16.3% 16.0% 16.0% 15.8% 15.5% 15.4% 15.0% 14.7% 14.5% 14.0% 13.9% 13.5% 13.6% 13.0% Dec Mar Jun Sep Dec Mar Jun 2016 2017 (1) 2017 (1) 2017 (1) 2017 (1) 2018 (1) 2018 7 (1) LTM ended Mar 2017, June 2017, September 2017, December 2017, and March 2018 adjusted due to the adoption of ASC 606.

Financial Highlights (Unaudited) (Amounts in millions) Jun 2018 Mar 2018 FX Impact Cash, cash equivalents $ 244.6 $ 286.8 $ (7.1) Capital expenditures $ 16.0 $ 34.1 Short-term debt $ 20.4 $ 20.5 Long-term debt 286.2 317.9 Debt (discount)/premium and issuance costs 13.6 (13.8) Total debt $ 320.2 $ 324.6 Equity (1) $ 469.0 $ 463.9 $ 24.1 Net working capital (1) (2) $ 223.6 $ 211.0 $ 3.6 (1) Quarter ended March 31, 2018 adjusted due to the adoption of ASC 606. (2) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. 8

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) $300 $270 $284 $287 $240 $254 $245 ) $210 $226 s $107 n $180 $107 o i l l $100 i $150 M $97 ( $120 $ $90 $110 $87 $60 $75 $30 $53 $0 Jun 2016 Sep 2016 Dec 2016 Mar 2017 Jun 2017 Sep 2017 Dec 2017 Mar 2018 June 2018 KEMET TOKIN (1) (1) TOKIN results exclude the EMD business which was sold on April 14, 2017. 9

Debt Trend - Q1 FY2019 (Unaudited) Total Debt Revolver Facility $450 $450 $400 $400 $335 $350 $331 $328 $325 $320 $350 $20 $20 $20 $21 ) $300 ) $300 $20 s s n n o $250 i o $250 l i l l i l i $200 M M $200 ( ( $ $ $150 $315 $311 $308 $304 $300 $150 $100 $100 $50 $75 $73 $50 $0 $0 nt e n $0 u as w o B ra am g D Jun Sep Dec Mar Jun y in lit w ci ro a or 2017 (1) 2017 2017 2018 2018 F B LT Debt ST Debt Cash interest ~ $2.2M per month. Principal ~ $4.3M per quarter. 10 Debt Trend - Q1 FY2019 (Unaudited)

Net Debt (Unaudited) Net Debt (Debt less Cash on hand) ) s n o i l l i M $323 ( $ $278 $76 $110 $78 $44 $38 FY16 FY17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 11

Leverage Non-GAAP (Unaudited) Leverage (Debt/Adjusted EBITDA) 3.7 2.7 2.2 1.9 1.7 1.6 FY17 6/30/17 TTM 9/30/17 TTM (1) 12/31/17 TTM FY 18 6/30/18 TTM 12 (1) Quarter ended September 30, 2017 adjusted due to the adoption of ASC 606.

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2018 Mar 2018 Jun 2017 Net sales $ 213,821 $ 202,805 $ 182,119 Cost of sales 134,206 127,822 119,874 Gross margin (U.S. GAAP) 79,615 74,983 62,245 Gross margin as a percentage of net sales 37.2% 37.0% 34.2 % Adjustments: Stock-based compensation expense 385 287 213 Plant start-up costs 753 929 — Adjusted gross margin (non-GAAP) $ 80,753 $ 76,199 $ 62,458 Adjusted gross margin as a percentage of net sales 37.8% 37.6% 34.3% 13

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytic (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2018 Mar 2018 Jun 2017 (1) Net sales $ 54,955 $ 55,028 $ 47,483 Cost of sales (1) 51,525 52,051 42,846 Gross margin (U.S. GAAP) (1) 3,430 2,977 4,637 Gross margin as a percentage of net sales 6.2% 5.4% 9.8% Adjustments: Stock-based compensation expense 186 157 97 Adjusted gross margin (non-GAAP) (1) $ 3,616 $ 3,134 $ 4,734 Adjusted gross margin as a percentage of net sales 6.6% 5.7% 10.0% (1) Quarters ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606. 14

Adjusted Gross Margin - U.S. GAAP Electro-magnetic, Sensors & Actuators (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2018 Mar 2018 Jun 2017 Net sales $ 58,840 $ 60,258 $ 44,344 Cost of sales 47,064 50,090 37,109 Gross margin (U.S. GAAP) 11,776 10,168 7,235 Gross margin as a percentage of net sales 20.0% 16.9% 16.3% Adjustments: Stock-based compensation expense 18 21 — Adjusted gross margin (non-GAAP) $ 11,794 $ 10,189 $ 7,235 Adjusted gross margin as a percentage of net sales 20.0% 16.9% 16.3% 15

Sales Summary - Q1 FY2019 (Unaudited) INDUSTRY CHANNEL Med: 5% Telecom: 13% Def: 5% Automotive: 16% Computer: 21% Distributors: 42% OEM: 45% Ind/Light: 26%Consumer: 14% EMS: 13% REGION PRODUCT LINE Americas: 22% MSA: 18% APAC: 41% TA: 41% F&E: 17% EMEA: 23% CE: 24% 16 JPKO: 14%

Global Distribution Q1 FY2019 Results (Unaudited) 17

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2018 Mar 2018 Jun 2017 Net Sales (1) $ 327,616 $ 318,091 $ 273,946 Cost of sales (1) 232,795 229,963 199,829 Gross Margin (U.S. GAAP) (1) 94,821 88,128 74,117 Gross margin as a percentage of net sales 28.9% 27.7% 27.1% Adjustments: Stock-based compensation expense 589 465 310 Plant start-up costs 753 929 — Adjusted gross margin (non-GAAP) (1) $ 96,163 $ 89,522 $ 74,427 Adjusted gross margin as a percentage of net sales 29.4% 28.1% 27.2% (1) Quarters ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606. 19

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages) Jun 2018 Mar 2018 Jun 2017 Net sales (1) $ 327,616 $ 318,091 $ 273,946 Selling, general and administrative expenses (U.S. GAAP) $ 48,542 $ 47,821 $ 35,631 Selling, general, and administrative as a percentage of net sales 14.8% 15.0% 13.0% Less adjustments: ERP integration/IT transition costs 1,650 80 — Stock-based compensation expense 3,402 2,251 745 Legal expenses/fines related to antitrust class actions 1,286 1,738 1,141 Adjusted selling, general and administrative expenses (non- GAAP) $ 42,204 $ 43,752 $ 33,745 Adjusted selling, general, and administrative as a percentage of net sales 12.9% 13.8% 12.3% (1) Quarters ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606. 20

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Jun 2018 Mar 2018 Jun 2017 Operating income (loss) (U.S. GAAP) (1) $ 35,176 $ 21,646 $ 27,607 Adjustments: Restructuring charges (96) 8,307 1,613 Legal expenses/fines related to antitrust class actions 1,286 1,738 1,141 Stock-based compensation expense 4,060 2,820 1,101 (Gain) loss on write down and disposal of long-lived assets 511 (70) 19 ERP integration/IT transition costs 1,650 80 — Plant start-up costs 753 929 — Adjusted operating income (loss) (non-GAAP) (1) $ 43,340 $ 35,450 $ 31,481 (1) Quarters ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606. 21

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except per share data) Jun 2018 Mar 2018 Jun 2017 Net income (loss) (U.S. GAAP) (1) $ 35,220 $ 2,280 $ 220,439 Adjustments: Equity (income) loss from equity method investments 70 (313) (75,417) Acquisition (gain) loss — 6,303 (135,588) Net foreign exchange (gain) loss (7,521) 3,972 5,043 Restructuring charges (96) 8,307 1,613 Research and development grant reimbursement (4,087) — — Legal expenses/fines related to antitrust class actions 1,248 1,095 1,141 Stock-based compensation expense 4,060 2,820 1,101 (Gain) loss on early extinguishment of debt — — 486 Amortization included in interest expense 229 647 460 Income tax effect of non-U.S. GAAP adjustments (2) 451 156 (222) (Gain) loss on write down and disposal of long-lived assets 511 (70) 19 ERP integration/IT transition costs 1,650 80 — Plant start-up costs 753 929 — Adjusted net income (loss) (non-GAAP) (1) $ 32,488 $ 26,206 $ 19,075 Adjusted net income (loss) per share - basic $ 0.57 $ 0.46 $ 0.40 Adjusted net income (loss) per share - diluted $ 0.55 $ 0.44 $ 0.33 Adjusted EBITDA (non-GAAP) (1) $ 56,162 $ 48,543 $ 43,330 Weighted avg. shares - basic 57,339 57,025 47,381 Weighted avg. shares - diluted 59,038 59,063 57,731 (1) Quarters ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606. (2) 22 The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands) Jun 2018 Mar 2018 Jun 2017 Net income (loss) (U.S. GAAP) (1) $ 35,220 $ 2,280 $ 220,439 Interest expense (income), net 6,658 6,754 10,894 Income tax expense (benefit) (1) 4,600 3,091 1,140 Depreciation and amortization (1) 13,096 13,295 12,459 EBITDA (non-GAAP) (1) 59,574 25,420 244,932 Excluding the following items: Equity (income) loss from equity method investments 70 (313) (75,417) Acquisition (gain) loss — 6,303 (135,588) Net foreign exchange (gain) loss (7,521) 3,972 5,043 Restructuring charges (96) 8,307 1,613 Research and development grant reimbursement (4,087) — — Legal expenses/fines related to antitrust class actions 1,248 1,095 1,141 Stock-based compensation expense 4,060 2,820 1,101 (Gain) loss on early extinguishment of debt — — 486 (Gain) loss on write down and disposal of long-lived assets 511 (70) 19 Plant start-up costs 753 929 — ERP integration/IT transition costs 1,650 80 — Adjusted EBITDA (non-GAAP) (1) $ 56,162 $ 48,543 $ 43,330 (1) Quarters ended March 31, 2018 and June 30, 2017 adjusted due to the adoption of ASC 606. 23

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Sep 2016	Dec 2016	Mar 2017	Jun 2017	LTM Jun 2017
Net Sales [1]	$ 187,308	$ 188,029	$ 197,066	$ 273,946	$ 846,349
Net income (loss) (U.S. GAAP) [1]	(4,998)	12,278	52,082	220,439	279,801
Income tax expense (benefit) [1]	830	1,810	(146)	1,140	3,634
Interest expense, net	9,904	9,913	9,994	10,894	40,705
Depreciation and amortization [1]	9,440	9,095	10,180	12,459	41,174
EBITDA (non-GAAP) [1]	15,176	33,096	72,110	244,932	365,314
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(1,600)	(6,900)	(14,200)	—	(22,700)
Equity (income) loss from equity method investments	(181)	133	(41,372)	(75,417)	(116,837)
Acquisition (gain) loss	—	—	—	(135,588)	(135,588)
Restructuring charges	3,998	(369)	1,087	1,613	6,329
ERP integration costs / IT transition costs	1,783	1,734	1,760	—	5,277
Stock-based compensation expense	1,104	1,139	1,249	1,101	4,593
Legal expenses related to antitrust class actions	766	293	406	1,141	2,606
Net foreign exchange (gain) loss	(724)	(2,621)	1,507	5,043	3,205
TOKIN investment-related expenses	194	204	497	—	895
Plant start-up costs	119	—	—	—	119
(Gain) loss on write down and disposal of long-lived assets	6,277	132	4,171	19	10,599
(Gain) loss on early extinguishment of debt	—	—	—	486	486
Adjusted EBITDA (non-GAAP) [1]	$ 26,912	$ 26,841	$ 27,215	$ 43,330	$ 124,298
Adjusted EBITDA Margin (non-GAAP)	*14.4%*	*14.3%*	*13.8%*	*15.8%*	*14.7%*
Total Debt balance as of June 30, 2017					*335,145*
Leverage ratio (Debt/Adjusted EBITDA)					*2.7*

[1] *Quarters ended March 31, 2017 and June 30, 2017 adjusted due to the adoption of ASC 606.*

24

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Dec 2016	Mar 2017	Jun 2017	Sep 2017	LTM Sep 2017
Net Sales [(1)]	$ 188,029	$ 197,066	$ 273,946	$ 301,568	$ 960,609
Net income (loss) (U.S. GAAP) [(1)]	12,278	52,082	220,439	12,819	297,618
Income tax expense (benefit) [(1)]	1,810	(146)	1,140	2,864	5,668
Interest expense, net	9,913	9,994	10,894	7,270	38,071
Depreciation and amortization [(1)]	9,095	10,180	12,459	13,554	45,288
EBITDA (non-GAAP) [(1)]	33,096	72,110	244,932	36,507	386,645
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(6,900)	(14,200)	—	—	(21,100)
Equity (income) loss from equity method investments	133	(41,372)	(75,417)	(224)	(116,880)
Acquisition Gain	—	—	(135,588)	(1,285)	(136,873)
Restructuring charges	(369)	1,087	1,613	1,393	3,724
ERP integration costs / IT transition costs	1,734	1,760	—	—	3,494
Stock-based compensation expense	1,139	1,249	1,101	1,530	5,019
Legal expenses related to antitrust class actions	293	406	1,141	10,327	12,167
Net foreign exchange (gain) loss	(2,621)	1,507	5,043	1,891	5,820
TOKIN investment-related expenses	204	497	—	—	701
(Gain) loss on write down and disposal of long-lived assets	132	4,171	19	(39)	4,283
(Gain) loss on early extinguishment of debt	—	—	486	—	486
Adjusted EBITDA (non-GAAP) [(1)]	$ 26,841	$ 27,215	$ 43,330	$ 50,100	$ 147,486
Adjusted EBITDA Margin (non-GAAP)	14.3%	13.8%	15.8%	16.6%	15.4%
Total Debt balance as of September 30, 2017					331,787
Leverage ratio (Debt/Adjusted EBITDA)					2.2

[(1)] *Quarters ended March 31, 2017, June 30, 2017, and September 30, 2017 adjusted due to the adoption of ASC 606.*

25

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Mar 2017	Jun 2017	Sep 2017	Dec 2017	LTM Dec 2017
Net Sales (1)	$ 197,066	$ 273,946	$ 301,568	$ 306,576	$ 1,079,156
Net income (loss) (U.S. GAAP) (1)	52,082	220,439	12,819	18,589	303,929
Income tax expense (benefit) (1)	(146)	1,140	2,864	2,037	5,895
Interest expense, net	9,994	10,894	7,270	7,155	35,313
Depreciation and amortization (1)	10,180	12,459	13,554	11,353	47,546
EBITDA (non-GAAP) (1)	72,110	244,932	36,507	39,134	392,683
Excluding the following items (non-GAAP):					
Change in value of TOKIN options	(14,200)	—	—	—	(14,200)
Equity (income) loss from equity method investments	(41,372)	(75,417)	(224)	(238)	(117,251)
Acquisition (gain) loss	—	(135,588)	(1,285)	(310)	(137,183)
Restructuring charges	1,087	1,613	1,393	3,530	7,623
ERP integration costs / IT transition costs	1,760	—	—	—	1,760
Stock-based compensation expense	1,249	1,101	1,530	2,206	6,086
Legal expenses related to antitrust class actions	406	1,141	10,327	4,073	15,947
Net foreign exchange (gain) loss	1,507	5,043	1,891	2,239	10,680
TOKIN investment-related expenses	497	—	—	—	497
(Gain) loss on write down and disposal of long-lived assets	4,171	19	(39)	(902)	3,249
(Gain) loss on early extinguishment of debt	—	486	—	—	486
Adjusted EBITDA (non-GAAP) (1)	$ 27,215	$ 43,330	$ 50,100	$ 49,732	$ 170,377
Adjusted EBITDA Margin (non-GAAP)	13.8%	15.8%	16.6%	16.2%	15.8%
Total Debt balance as of December 31, 2017					328,162
Leverage ratio (Debt/Adjusted EBITDA)					1.9

(1) *Quarters ended March 30, 2017, June 30, 2017, September 30, 2017, and December 31, 2017 adjusted due to the adoption of ASC 606.*

26

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2018
Net Sales [1]	$ 734,823	$ 757,338	$ 1,200,181
Net income (loss) (U.S. GAAP) [1]	(53,629)	47,157	254,127
Income tax expense (benefit) [1]	6,006	4,294	9,132
Interest expense, net	39,591	39,731	32,073
Depreciation and amortization [1]	39,016	38,151	50,661
EBITDA (non-GAAP) [1]	30,984	129,333	345,993
Excluding the following items (non-GAAP):			
Change in value of TOKIN options	26,300	(10,700)	—
Equity (income) loss from equity method investments	16,406	(41,643)	(76,192)
Acquisition (gain) loss	—	—	(130,880)
Restructuring charges	4,178	5,404	14,843
ERP integration costs / IT transition costs	5,677	7,045	80
Stock-based compensation expense	4,774	4,720	7,657
Legal expenses related to antitrust class actions	3,041	2,640	16,636
Net foreign exchange (gain) loss	(3,036)	(3,758)	13,145
TOKIN investment-related expenses	900	1,101	—
Plant start-up costs	861	427	929
Plant shut-down costs	372	—	—
(Gain) loss on write down and sale of long-lived assets	375	10,671	(992)
Pension plan adjustment	312	—	—
(Gain) loss on early extinguishment of debt	—	—	486
Adjusted EBITDA (non-GAAP) [1]	$ 91,144	$ 105,240	$ 191,705
Adjusted EBITDA Margin	*12.4%*	*13.9%*	*16.0%*
Total Debt as of March 31,	$ 387,833	$ 388,211	$ 324,623
Leverage ratio (Debt/Adjusted EBITDA)	$ 4.3	$ 3.7	$ 1.7

27

[1] Fiscal years ended 2017 and 2018 adjusted due to the adoption of ASC 606.

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Sep 2017	Dec 2017	Mar 2018	Jun 2018	LTM Jun 2018
Net Sales [1]	$ 301,568	$ 306,576	$ 318,091	$ 327,616	$ 1,253,851
Net income (loss) (U.S. GAAP) [1]	12,819	18,589	2,280	35,220	68,908
Income tax expense (benefit) [1]	2,864	2,037	3,091	4,600	12,592
Interest expense, net	7,270	7,155	6,754	6,658	27,837
Depreciation and amortization [1]	13,554	11,353	13,295	13,096	51,298
EBITDA (non-GAAP) [1]	36,507	39,134	25,420	59,574	160,635
Excluding the following items (non-GAAP):					
Equity (income) loss from equity method investments	(224)	(238)	(313)	70	(705)
Acquisition (gain) loss	(1,285)	(310)	6,303	—	4,708
Restructuring charges	1,393	3,530	8,307	(96)	13,134
Research and development grant reimbursement	—	—	—	(4,087)	(4,087)
ERP integration costs / IT transition costs	—	—	80	1,650	1,730
Stock-based compensation expense	1,530	2,206	2,820	4,060	10,616
Legal expenses related to antitrust class actions	10,327	4,073	1,095	1,248	16,743
Net foreign exchange (gain) loss	1,891	2,239	3,972	(7,521)	581
Plant start-up costs	—	—	929	753	1,682
(Gain) loss on write down and disposal of long-lived assets	(39)	(902)	(70)	511	(500)
Adjusted EBITDA (non-GAAP) [1]	$ 50,100	$ 49,732	$ 48,543	$ 56,162	$ 204,537
Adjusted EBITDA Margin (non-GAAP)	16.6%	16.2%	15.3%	17.1%	16.3%
Total Debt balance as of June 30, 2018					320,223
Leverage ratio (Debt/Adjusted EBITDA)					1.6

[1] *Quarters ended September 30, 2017, December 31, 2017, and March 31, 2018 adjusted due to the adoption of ASC 606.*

28

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income 29 should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 30

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect any income tax expense or benefit, including any potential changes to income taxes resulting from The Tax Cuts and Jobs Act enacted on December 22, 2017; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should 31 compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementary.